UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) MARCH 9, 2005

                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-27842                     54-1778587
State or Other Jurisdiction        (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


          6499 NW 9TH AVENUE, SUITE 304, FORT LAUDERDALE, FLORIDA 33309
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 670-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

     (1) Effective on March 9, 2005, pursuant to approval by the Board of Directors of the registrant on February 17, 2005, the registrant filed with the Department of State of the State of Delaware a Certificate of Ownership Merging NetWorth Government Systems, Inc. into NetWorth Technology, Inc., and filed with the Department of State of the State of Florida Articles of Merger and Plan of Merger and Applications by Foreign Profit Corporation to File Amendment to Application for Authorization to Transact Business in Florida, in order to effect the merger into the registrant of its wholly owned subsidiary, NetWorth Government Systems, Inc., a Florida corporation, with the registrant continuing as the survivor of that merger and the outstanding shares of capital stock of that subsidiary being canceled, and in order to assure the effectiveness under Delaware corporate law of the change of corporate name of the registrant (originally approved by the Board of Directors on October 7, 2004) to "NetWorth Technologies, Inc." without action of the stockholders of the registrant.

     (2) Effective on March 10, 2005 (the "Effective Time"), pursuant to approval by the Board of Directors of the registrant on November 14, 2001, May 10, 2002, and March 4, 2005, and authorization by the stockholders of the registrant on May 10, 2002, the registrant filed a Certificate of Amendment of Certificate of Incorporation in order to effect the reverse split and reclassification ("Reclassification") of its authorized and issued (outstanding and treasury) shares of common stock, $0.01 par value per share, into shares of the registrant's common stock, $0.10 par value per share, on the basis of one (1) reclassified share of common stock for each ten (10) shares of common stock outstanding immediately before the Effective Time, with no payment or other consideration for fractional shares resulting from the Reclassification. No fractional shares resulted from the Reclassification, and no fractional shares would have resulted from such reverse split and reclassification had it become effective as of December 16, 2004.

     Immediately before the Effective Time, 650,000,000 shares of common stock, $0.01 par value per share, were authorized, of which 139,076,174 shares were issued and outstanding. As a result of the Reclassification at the Effective Time, 65,000,000 shares of common stock, $0.10 par value per share, were authorized, of which 17,712,610 shares were issued and outstanding immediately after the Effective Time.

     Shares of common stock of the registrant have been issued and traded, and shares of Class A Non-Voting, Convertible Preferred Stock, $0.001 par value per share ("Class A Preferred") have been converted into shares of common stock of the registrant upon exercise of conversion rights of the holders of shares of Class A Preferred, on the basis that the Reclassification became effective on December 16, 2004.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

     9.01 (c) EXHIBITS

     3.1 Certificate of Ownership Merging NetWorth Government Systems, Inc. into NetWorth Technology, Inc.

     3.2 Certificate of Amendment of Certificate of Incorporation of NetWorth Technologies, Inc.

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

         DATED:  MARCH 11, 2005


                                          NETWORTH TECHNOLOGIES, INC.

                                          By: /s/ L. Joshua Eikov
                                              --------------------------------
                                              L. Joshua Eikov
                                              President, Chief Executive
                                              Officer, Secretary and Treasurer